NovaStar Financial
(NYSE-NFI)

Investor Call

July 17, 2007

Safe Harbor Statement

         This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as
amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to, among other things, the Company’s ability to consummate the transactions contemplated by this press release, future income, dividends, operations, business plans and strategies, as well as industry and market conditions, all of which are subject to change at any time without notice.  Actual results and operations for any future period may vary materially from those projected herein and from past results.  Some important factors that could cause actual results to differ materially from those anticipated include: our ability to consummate the transaction described in this presentation; our ability to generate sufficient liquidity on favorable terms; our ability to sell loans we originate in the market place; the size, frequency and structure of our securitizations; impairments on our mortgage assets;  increases in prepayment or default rates on our mortgage assets; increases in loan repurchase requests; inability of potential borrowers to meet our underwriting guidelines;
changes in assumptions regarding estimated loan losses and fair value amounts; finalization of the amount and terms of any severance provided to terminated employees; finalization of the accounting impact of our previously announced reduction in workforce; events impacting the subprime mortgage industry in general, including events impacting our competitors and liquidity available to the industry;  the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to generate acceptable origination volume while maintaining an acceptable level of overhead; the stability of residual property values; our continued status as a REIT; interest rate fluctuations on our assets that differ from our liabilities; the outcome of litigation or regulatory actions pending against us or other legal contingencies; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations; compliance with new accounting pronouncements; the impact of general economic conditions; our ability to adapt to and implement technological changes; our ability to successfully integrate acquired business or assets with our existing business; and the risks that are from time to time included in our filings with the SEC, including our Annual Report on Form 10-K, for the year ended
December 31, 2006, and our quarterly report on form 10-Q, for the period ending March 31, 2007.  Other factors not presently identified may also cause actual results to differ. Words such as “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”
are generally intended to identify forward-looking statements.  This presentation speaks only as of its date and we expressly disclaim any duty to update the information herein.

Benefits of Strategic Transaction

Equity investment of $150 million strengthens balance sheet, reduces liquidity risk and provides additional flexibility

Two prominent institutions, MassMutual & Jefferies, are buying in and expect to name members to NovaStar’s board

Current NFI shareholders have an opportunity to participate in the rights offering with these two major institutions

Going forward, NovaStar is established as a leading independent lender & portfolio manager in the nonprime mortgage sector

$150 Million Capital Raise

On July 16, 2007 MassMutual and Jefferies Capital Partners made a
$48.8 million investment through the purchase of a newly issued
Series D-1 of convertible preferred stock

A one-for-four reverse stock split, to facilitate these transactions, is anticipated to occur on or about July 27, 2007

$101.2 million Shareholder Rights offering is expected to
commence in mid August

On July 16, 2007 MassMutual and Jefferies Capital Partners
commitment to backstop rights offering by entering into a standby purchase agreement to purchase up to $101.2 million of Series D-2 preferred shares not subscribed for in a planned Rights Offering

Initial Investment

On July 16, 2007, MassMutual and Jefferies Capital Partners each paid $24.4 million for 9% Series D-1 convertible preferred stock with a total face value of $52.5 million

Convertible into 7.5 million shares (pre-split) of common at any time, at the option of the holders, with initial conversion price of
$7.00 ($28.00 post-split)

After 3 years may be converted at NovaStar’s option under
specified circumstances

Mandatory conversion in 9 years

Four-for-one Reverse
Stock Split

Anticipated to be on or about July 27, 2007

Every four common shares outstanding will be exchanged
for one common share

Common stock conversion price of Series D-1 and D-2
preferred will be adjusted to $28.00 to reflect reverse
stock-split

Fractional shares to be paid in cash

Shareholder Rights Offering
and Backstop

Proposed $101.2 million Rights Offering is expected to commence promptly after there is an effective registration statement filed with the SEC with respect to the offering, but not earlier than the filing of the second quarter 10-Q

The Series D-2 Preferred shares will rank pari passu with the Series D-1
Preferred shares

Series D-2 convertible preferred shares initially will be convertible into 14.5 million shares (pre-split) with a $7.00 conversion price ($28 post-split)

Will be convertible into common at any time at option of the holders

After 3 years may be converted at NovaStar’s option under specified circumstances

At the end of 9 years will mandatorily convert to common

The commencement of the contemplated Rights Offering is subject to certain conditions, principally the effectiveness of a registration statement filed with the
Securities and Exchange Commission (the “SEC”) with respect to the offered shares.

An overview of the process regarding the distribution and exercise of the Rights will be the subject of a separate press release when the Company proceeds with the Rights Offering, and the details will be the subject of a registration statement.  This presentation is not intended to constitute an offer to sell or any solicitation of an offer to buy any security in the Rights Offering.  The Rights Offering will only be made by means of a prospectus pursuant to an effective registration statement.

Shareholder Rights Offering
and Backstop

Common shareholders and Series D-1 shareholders entitled to
participate in the Rights Offering

Subscribers will receive a non-transferable Right to purchase their pro-rata share of Series D-2 preferred offered in the Rights Offering

Subscribers, other than MassMutual and Jefferies Capital Partners, who exercise their Rights in full may oversubscribe

MassMutual and Jefferies Capital Partners entered into a standby purchase agreement, subject to customary conditions, in which they have agreed to  purchase any of the unsubscribed securities offered to existing NovaStar shareholders in the Rights Offering, up to the total of $101.2 million

Holders are expected to have at least 20 business days to exercise the Rights after commencement of the offering.

REIT Dividend

In the third quarter of 2007, subject to declaration by the Board, we intend to declare a dividend in order to satisfy certain requirements to distribute 2006 taxable income relating to our status as a REIT

Dividend is expected to be distributed in the form of $157 million issuance of Series E convertible preferred securities

Holders of common stock, and Series D-1 and D-2 Preferred
securities, will be eligible to participate in the REIT dividend

Timing of the declaration and distribution, as well as the terms of the REIT Preferred, will be determined by the Board of Directors.
Federal tax rules for REITs require that we declare dividends based on 2006 taxable income by September 17, 2007, and distribute those dividends by year-end

| | Fully diluted common shares (in millions) | Percent of fully diluted common shares | Percent of fully diluted shares owned by MassMutual | Percent of fully diluted shares owned by Jefferies Capital partners |
|---|---|---|---|---|
| Current common shares | 37.9 | 63.3 | 1.3 | NA |
| Series D-1, if converted | 7.5 | 12.5 | 6.3 | 6.3 |
| Series D-2, if converted | 14.5 | 24.2 | 1.5* | 1.5* |
| Total | 59.9 | 100.0 | 9.1 | 7.8 |

Pre-split Distribution of
Shares

*Assumes that MassMutual and Jefferies Capital Partners participate in Rights Offering on a proportionate basis with existing NovaStar shareholders, percentages would be higher if MassMutual and Jefferies Capital Partners purchase additional shares under the standby purchase agreement